SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 MARCH 13, 2001
                Date of report (Date of earliest event reported)



                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

            UTAH                       000-28452                  87-0355929

(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     Of Incorporation)                                       Identification No.)


         9850 51ST AVENUE NORTH, SUITE 110, MINNEAPOLIS, MINNESOTA 55442
                    (Address of Principal Executive Offices)



                                 (952) 941-4080
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         Pursuant to Rule 135c of the Rules and Regulations under the Securities Act of 1933, as amended, reference is made to the press release issued to the public by United Shipping & Technology, Inc. on March 13, 2001, relating to it raising $15.0 million in private financing, attached hereto as exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

                Exhibit No.    Description

                    99.1 Press release dated March 13, 2001 relating to it raising $15.0 million in private financing

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:  March 13, 2001                       By:    /s/ Wesley C. Fredenburg
                                                   -----------------------------
                                            Name:  Wesley C. Fredenburg
                                            Title: Secretary and General Counsel

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

   99.1 Press release dated March 13, 2001 relating to it raising $15.0 million in private financing